UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

Form 8-K/A
Current Report

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 23, 2006
O2DIESEL CORPORATION
(Exact name of registrant as specified in its charter)
Commission file number: 001-32228

Delaware	91-2023525
(State of incorporation)	(I.R.S. Employer Identification No.)

100 Commerce Drive, Suite 301
Newark, DE	19713
(Address of principal executive offices)	(Zip Code)
(302) 266-6000
(Registrant’s telephone number, including area code)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4 (c))

      This Current Report on form 8-K/A amends the Current Report on Form 8-K filed on March 29, 2006 by O2Diesel Corporation (the “Registrant”) to reflect that Ernst & Young LLP (“E&Y”) has resigned as the independent registered public accounting firm for the Registrant.
Item 4.01 Change in Registrant’s Certifying Accountant
      On March 23, 2006, the Registrant’s Board of Directors accepted E&Y’s resignation as the Registrant’s independent registered public accounting firm. The Registrant had previously announced that E&Y would resign as the Registrant’s independent registered public accounting firm effective upon the completion of its audit procedures regarding the financial statements of the Registrant as of and for the year ended December 31, 2005 and the filing of the Annual Report on Form 10-KSB, in which such financial statements are included. E&Y completed its procedures on March 31, 2006, and the Registrant filed its Annual Report on Form 10-KSB on April 13, 2006.
      E&Y’s reports on the financial statements of the Registrant for the fiscal years ended December 31, 2004 and 2005 did not contain any adverse opinion or a disclaimer of opinion, nor were such reports qualified or modified as to audit scope or accounting principle, however, its opinion on the fiscal 2004 and 2005 financial statements was modified to include an explanatory paragraph regarding substantial doubt about the Registrant’s ability to continue as a going concern. During the fiscal years ended December 31, 2004 and 2005 and through May 10, 2006 there were no disagreements with E&Y on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure, which, if not resolved to the satisfaction of E&Y, would have caused E&Y to make reference thereto in its reports on the financial statements of the Registrant for such years and there have been no “reportable events” as defined in Item 304(a)(1)(iv) of Regulation S-B.
      The Registrant has provided a copy of the above disclosures to E&Y and requested E&Y to provide it with a letter addressed to the Securities and Exchange Commission stating whether or not E&Y agrees with those disclosures. A copy of E&Y’s letter, dated May 10, 2006, confirming its agreement with those disclosures is attached as Exhibit 16.1 to this Current Report on Form 8-K/A.
      Also as previously announced, on March 23, 2006, the Board of Directors appointed Mayer Hoffman McCann P.C. (“MHM”) as the independent registered public accounting firm for the Registrant as of and for the fiscal year ending December 31, 2006. During the fiscal years ended December 31, 2004 and 2005, and through March 23, 2006, (1) MHM had not been engaged as the principal accountant of the Registrant to audit its financial statements or as an independent accountant to audit a significant subsidiary of the Registrant, and (2) the Registrant had not consulted with MHM regarding (a) the application of accounting principles to any completed or proposed transaction, (b) the type of audit opinion that might be rendered on the Registrant’s financial statements for such periods, or (c) any other accounting, auditing or financial reporting matter described in Items 304(a)(2)(i) and (ii) of Regulation S-B.

ITEM 9.01 Financial Statements and Exhibits
(a)	Financial Statements of Business Acquired.
Not applicable.
(b)	Pro forma Financial Information.
Not applicable.
(c)	Exhibits
The following exhibits are included with this Current Report Form 8-K:

Exhibit	Description

16.1	Letter of E&Y dated May 10, 2006.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

O2DIESEL CORPORATION

	By:	/s/ Alan R. Rae

Alan R. Rae President and Chief Executive Officer

Date: May 10, 2006